SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e) (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Kendle International Inc.
     ---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4) Proposed maximum aggregate value of transaction:-----------------


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

     (1)  Amount Previously Paid:-----------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:-------------------------

     (3)  Filing Party:---------------------------------------------------------

     (4)  Date Filed:-----------------------------------------------------------

                            Kendle International Inc.
                                 700 Carew Tower
                                 441 Vine Street
                             Cincinnati, Ohio 45202


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be Held May 20, 1999


To the Shareholders of Kendle International Inc.:

     The annual meeting of shareholders of Kendle International Inc. will be held on Thursday, May 20, 1999 at 10:00 a.m., Eastern Time, at the Media Center, RiverCenter Tower Offices, 50 East RiverCenter Boulevard, Covington, Kentucky, for the following purposes:

     1. To elect seven directors to hold office for the ensuing year or until their respective successors are elected and qualified;

     2. To amend the Company's Restated and Amended Articles of Incorporation to increase the number of authorized shares of Common Stock; and

     3.  To  ratify  the  appointment  of  PricewaterhouseCoopers   LLP  as  the
independent public accountants for the Company for the year ending December 31, 1999;

     4. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has designated the close of business on March 31, 1999 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business on that date will be entitled to vote.

     You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                            By Order of the Board of Directors,


                                            Candace Kendle
                                            Chairman of the Board and
                                            Chief Executive Officer

Dated:  April 13, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED BY WRITTEN NOTICE OF REVOCATION, THE SUBMISSION OF A LATER PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            Kendle International Inc.
                                 700 Carew Tower
                                 441 Vine Street
                             Cincinnati, Ohio 45202

                              --------------------


                                 PROXY STATEMENT

                              --------------------


                         Annual Meeting of Shareholders


                                  Introduction
                                  ------------

     The Board of Directors of Kendle International Inc. is requesting your proxy for use at the Annual Meeting of Shareholders on May 20, 1999, and at any adjournment thereof, pursuant to the foregoing Notice. This Proxy Statement and the accompanying proxy card are being mailed to shareholders with the Company's 1998 Annual Report on or about April 13, 1999.

                          Voting at the Annual Meeting
                          ----------------------------

General
-------

     Shareholders may vote in person or by proxy at the Annual Meeting. Proxies given may be revoked at any time prior to the Annual Meeting by filing with the Company either a written revocation or a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person. Except as otherwise stated herein, the vote required on all matters to be voted upon is a majority of shares actually voted and , therefore, abstentions and broker non-votes will have no effect.

     As of March 31, 1999, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, Kendle had ________ shares of Common Stock outstanding. Each share is entitled to one vote. Only shareholders of record at the close of business on March 31, 1999 will be entitled to vote at the Annual Meeting.

Principal Shareholders
----------------------

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of ____________, 1999 by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

Name of Beneficial Owner                            Shares Beneficially Owned
------------------------                           -----------------------------
                                                   Number               Percent
                                                   ------               -------
Candace Kendle
Christopher C. Bergen
Kendle Stock Trust
Philip E. Beekman
Robert R. Buck
Timothy M. Mooney
Mary Beth Price
Charles A. Sanders

All executive officers and
Directors as a group

-----------------------
*Less than 1%

                              Election of Directors
                              ---------------------

     The Board is nominating for re-election all of the current directors, namely Candace Kendle, Philip E. Beekman, Christopher C. Bergen, Robert R. Buck, Timothy M. Mooney, Mary Beth Price and Charles A. Sanders.

     All directors elected at the Annual Meeting will be elected to hold office until the next Annual Meeting and until their successors are elected and qualified.

     Proxies will be voted in favor of election of the nominees named herein unless authority to vote is withheld.

     If any of the nominees should become unable to accept election or declines to serve, neither of which the Board anticipates, it is intended, in the absence of contrary direction, that the proxies will be voted for the balance of those named above and for substitute nominees as the Board may designate. The proxies will in no event be voted for a greater number of nominees than seven. The seven nominees receiving the highest number of votes will be elected.

     During 1998, the Board of Directors held six meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees on which the individual director served. Directors Robert R. Buck and Mary Beth Price were appointed to the Board of Directors during November 1998 and no meetings were held in 1998 following their appointments. There are two committees and one subcommittee of the Board of Directors which assist the Board in discharging its responsibilities. These committees, their members and functions are discussed below.

     The Board of Directors recommends a vote FOR the election of each of the nominees for Director.

Information About Nominees
--------------------------

     Candace Kendle, Pharm. D., 52, co-founded the Company in 1981 and has served as Chief Executive Officer since its incorporation and has been Chairman of the Board since 1991. From 1979- 1981, Dr. Kendle served as Clinical Associate Professor of Pediatrics at The University of Pennsylvania School of
Medicine;  Clinical Assistant Professor at Philadelphia  College of Pharmacy and
Sciences; and Director, Department of Pharmacy, The Children's Hospital of Philadelphia. From 1974-1978, Dr. Kendle served in a variety of positions at the University of North Carolina School of Pharmacy and School of Medicine. She has published more than 15 scientific articles. Dr. Kendle serves as a director of
H. J. Heinz Company, a food products manufacturer, and is the wife of Christopher C. Bergen, President and Chief Operating Officer of the Company.

     Philip E. Beekman, 67, was elected a Director of the Company in January 1997. Mr. Beekman is the President of Owl Hollow Enterprises, a consulting and investment company. Prior to July 1994, Mr. Beekman served as Chairman of the Board and Chief Executive Officer of Hook-SupeRx, Inc. Mr. Beekman is a director of the National Association of Chain Drug Stores; General Chemical Group Inc., a supplier of soda ash and other chemicals; Linens 'N Things, a retail chain of home furnishings; the Ladies Professional Golf Association; and the National Organization on Disability.

     Christopher C. Bergen, 48, co-founded the Company in 1981 and has served as President and Chief Operating Officer since 1981 and has served as a director of the Company since its incorporation. From 1977 through 1981, Mr. Bergen served in various capacities at The Children's Hospital of Philadelphia, most recently as Associate Vice President. Mr. Bergen serves as a director for Component Software International, Inc., a software design and engineering firm, and is the husband of Candace Kendle, Chief Executive Officer of the Company.

     Robert R. Buck, 51, was appointed to the Board of Directors of the Company in December, 1998. Mr. Buck is President of the Uniform Rental Division of Cintas Corporation, a company he joined in 1982 as Senior Vice President, Finance. Mr. Buck is currently a member of the Dean's Advisory Council for the College of Business Administration at the University of Cincinnati, a trustee of the University of Cincinnati and the Fellowship of Christian Athletes and a director of Citizens for Community Values and the American Cancer Society.

     Timothy M. Mooney, 51, joined the Company in May 1996, was elected to the Board of Directors in January 1997 and currently serves as Executive Vice President-Finance, Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Mooney was the Vice President, Chief Financial Officer and Treasurer of The Future Now, Inc., a computer reseller. From May 1988 to July 1994, Mr. Mooney served as Senior Vice President and Chief Financial Officer of Hook-SupeRx, Inc., a retail drugstore chain. Mr. Mooney was previously a partner with Coopers & Lybrand L.L.P. Mr. Mooney serves as a director of Winton Financial Corporation, a unitary savings and loan holding company.

     Mary Beth Price, 50, was appointed to the Board of Directors of the Company in December, 1998. Mrs. Price founded Media That Works, an advertising firm, in 1985, served as President and Chief Executive Officer until 1997, and continues to serve as a director. In 1998, she accepted an appointment as Professor, Richard A. Forsythe Chair in Entrepreneurship at Miami University, Oxford, Ohio, where she teaches and holds the Associate Director position in the Page Center for Entrepreneurship. Mrs. Price currently serves as a trustee on the Dan Beard Boy Scout Council, as a director of the Cincinnati Youth Collaborative and the Downtown Cincinnati Small Business Development Fund.

     Charles A. Sanders, M.D., 67, was elected a Director of the Company in January 1997. From 1989 to 1994, Dr. Sanders was Chief Executive Officer of Glaxo Inc., and he served as Chairman of that company from 1992 to 1995. Prior to joining Glaxo Inc., Dr. Sanders spent eight years with Squibb Corp. where he held a number of senior positions including Vice Chairman. Previously, Dr. Sanders was general director of Massachusetts General Hospital and Professor of Medicine at Harvard Medical School. He is currently a member of the Institute of Medicine of the National Academy of Sciences, a trustee of the University of North Carolina at Chapel Hill, chairman of Project HOPE and chairman of the Commonwealth Fund. Dr. Sanders serves as a director of StaffMark, Inc., a provider of diversified staffing services to businesses, healthcare providers and government agencies; and of Magainin Pharmaceuticals, Inc., Vertex Pharmaceuticals Incorporated, Pharmcopeia, Inc., Scios, Inc. and Trimeris, Inc., all biopharmaceutical companies engaged in the development of medicines for serious diseases.

Committees of the Board of Directors
------------------------------------

     There are two committees  and one  subcommittee  of the Company's  Board of
Directors: the Management Development and Compensation Committee, the Compensation Subcommittee and the Audit Committee. The Management Development and Compensation Committee met twice during 1998, is composed of Mr. Beekman (Chairman), Mr. Buck, Dr. Kendle and Dr. Sanders and is responsible for monitoring the performance and succession of senior management, the review of the Company's compensation plans and the general review of the Company's employee compensation policies. The Compensation Subcommittee, which was formed during March 1998 and met once during the year, is composed of Mr. Beekman (Chairman), Mr. Buck and Dr. Sanders and is responsible for the approval of remuneration arrangements for executive officers of the Company and for the administration of the Company's stock-related benefit plans. The Audit Committee, which met twice during 1998, is composed of Dr. Sanders (Chairman), Mr. Beekman, Mr. Bergen and Mrs. Price and is responsible for the engagement of independent auditors, the review of audit fees, the supervision of matters relating to audit functions, and the review of internal policies and procedures regarding audit, accounting and other financial controls.

     The Company does not have a nominating committee or executive committee.

Compensation of Directors
-------------------------

     Non-employee directors are paid $1,000 for each directors' meeting attended and $500 for each committee meeting attended. Such compensation for meetings is reduced by 50% if the director participates in the meeting by telephone. The foregoing compensation is paid quarterly, in arrears, in the form of Company Common Stock. Under the Company's 1997 Stock Option and Stock Inventive Plan, each non-employee director is granted a non-qualified option to purchase 5,000 shares of Common Stock on the date of their first election or appointment to the Board and an option for 1,000 shares of Common Stock upon each annual election as a director thereafter. The option price for all such options equals the fair market value of Common Stock on the grant date. Directors who are employees of the Company are not separately compensated for serving as directors.

                             Executive Compensation
                             ----------------------

     The following table sets forth information regarding compensation paid for the last three fiscal years to its Chief Executive Officer and the two other executive officers (the "Named Executives"):

                           SUMMARY COMPENSATION TABLE



                          Annual Compensation   Long-Term Compensation Awards
                          ------------------- ----------------------------------
Name and                                         Securities      All Other
Principal Position        Year  Salary  Bonus Underlying Options Compensation(1)
------------------        ----  ------  ----- ------------------ ---------------

Candace Kendle            1998
Chairman of the Board     1997
of Directors and Chief    1996
Executive Officer

Christopher C. Bergen     1998
President and Chief       1997
Operating Officer         1996

Timothy M. Mooney (2)     1998
Executive Vice President- 1997
Finance, Chief Financial  1996
Officer and Treasurer

----------------------

(1)  Represents insurance premium payments
(2)  Mr. Mooney joined Kendle in May 1996.

Stock Options
-------------

     The tables below provide certain information with respect to grants and exercises of stock options to the Named Executives pursuant to the Company's stock option plans during the year ended December 31, 1998.

                        Option Grants in Last Fiscal year
                        ---------------------------------


                                                                                      Potential Realizable Value
                         Number of      Percent of                                     at Assumed Annual Rate
                        Securities     Total Granted                                  of Stock Price Appreciation
                        Underlying     to Employees      Exercise                        for Option Term (2)(3)
                          Options        in Fiscal         Price       Expiration     ---------------------------
        Name            Granted(1)           Year        (/Share)          Date           5%               10%
----------------------  ----------     -------------    ----------     -----------    ----------      -----------
Candace Kendle
Christopher C. Bergen
Timothy M. Mooney

-------------------

(1) All options granted to the Named Executives are exercisable in five equal annual installments beginning one year after the date of grant.
(2) Potential realizable value is calculated from the exercise price of the options granted.
(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price.




                 Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                                          Number of Underlying
                                                         Unexercised Securities      Value of Unexercised
                                                              Options at             In-the-Money Options
                       Number of Securities                  Fiscal Year-End        at Fiscal Year-End (1)
                        Underlying Options     Value    -------------------------  -------------------------
        Name                Exercised        Realized   Exercisable/Unexercisable  Exercisable/Unexercisable
---------------------  --------------------  --------   -------------------------  -------------------------
Candace Kendle
Christopher C. Bergen
Timothy M. Mooney

------------------------------

(1)  Represents  the  number of shares  optioned  multiplied  by the  difference
     between   $_______,   the  fair  market   value  of  the  Common  Stock  at
     ___________________, and the exercise price for that option.


Protective Compensation and Benefit Agreements
----------------------------------------------

     The Company has entered into Protective Compensation and Benefit Agreements with certain employees, including all executive officers of the Company. These agreements are subject to annual review by the Company's Board of Directors, expire on December 31, 1999, and will be automatically extended in one year increments unless cancelled by the Company. The agreements provide for specified benefits, including two years' compensation, in the event of a change in control as that term is defined in the agreements.

Compensation Subcommittee Report on Executive Compensation
----------------------------------------------------------

     The Compensation Subcommittee of the Management Development and Compensation Committee is composed of three directors, none of whom is an officer or employee of the Company or its subsidiaries. The Subcommittee is responsible for the establishment of policies governing, and for the implementation, administration and interpretation of, all aspects of executive officer compensation. The Subcommittee establishes executive officer compensation by setting salaries, approving bonus plans, making bonus awards and awarding stock options.

     The Subcommittee reviews the compensation of executive officers on an ongoing basis, developing and implementing plans to serve the following objectives:

     - Support and drive achievement of the Company's business strategies and goals;

     - Attract and retain the highest caliber executive officers by providing compensation opportunities comparable to those offered by other firms with whom the Company competes for business and talent; and

     - Closely align the interests of executive officers with shareholders' interests.

     At a meeting held on February 18, 1998, the Management Development and Compensation Committee (prior to formation of the Subcommittee) reviewed with management the Company's financial results for 1997 and individual performance of the Named Executives, including the Chief Executive Officer, to previously stated objectives. On this basis, it awarded the bonuses shown in the Summary Compensation table.

     At a meeting held on May 21, 1998, the Subcommittee set salaries for the Named Executives retroactive to April 1, 1998. In establishing these salaries, the members reviewed recommendations of management against the pay practices of comparable companies and the Company's competitors. Corporate profitability, position responsibility levels and individual qualifications and performance were also considered. The salary of the Chief Executive Officer was set on the same basis.

     On August 21, 1998, the Subcommittee reviewed and approved stock option grants to each of the Company's employees, including grants to the Named Executives. During 1998, the Subcommittee considered and awarded individual grants reflecting its view of the importance of particular individuals to the Company's future performance.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended a public company may not deduct more than $1 million in compensation paid to any one of its executive officers, unless the excess amount is performance-based compensation satisfying certain rules. The Company's Stock Option Plan is designed to qualify under the compensation requirements of this provision. Due to current salary levels and anticipated bonus targets, the Subcommittee believes that it is unlikely that application of Section 162(m) will prevent the Company from claiming a deduction for the amount of compensation paid to senior executive officers.

                                                   Compensation Subcommittee
                                                   of the Board of Directors

                                                   Philip E. Beekman, Chairman

                                                   Robert R. Buck

                                                   Charles A. Sanders


Certain Transactions
--------------------

     In 1998, the Company paid $__________ to a construction company owned by a relative of Dr. Kendle for construction and renovations at its principal executive offices. Such work is continuing. Management believes that payments to the construction company are on terms no less favorable than those that could have been negotiated with unaffiliated third parties.


                                Performance Graph
                                -----------------

     The following graph shows cumulative total shareholder returns for the period beginning August 22, 1997 and ending on December 31, 1998 with a published industry index or line-of-business index. The Company has selected the Nasdaq Stock Market (U.S.) Index and a composite peer group consisting of ClinTrials Research Inc., Parexel International, Pharmaceutical Product Development, Inc. and Quintiles Transnational Corp. The graph assumes that $100 was invested on August 22, 1997 in Kendle International Inc. stock and in the index and peer group on August 22, 1997. The graph further assumes the reinvestment of all dividends,


                            (Note: Insert Graph Here)





Kendle International Inc.
Peer Group
Nasdaq Stock Market (U.S.)

         Amendment of the Restated and Amended Articles of Incorporation
                        to Increase the Authorized Shares

     The Restated and Amended Articles of Incorporation authorize the issuance of 15,000,000 Common Shares. At March 31, 1999, the Company had __________Common Shares outstanding, with an additional _____________ shares reserved for issuance pursuant to stock related benefit plans. Therefore, of the 15,000,000 shares authorized by the Restated and Amended Articles of Incorporation, ______________ are available for issuance for general corporate purposes.

     The Board of Directors believes that it should have, at all times, authorized Common Shares equal to approximately 3 times the number of shares that are outstanding or committed to issuance. This authorization may enable the Board of Directors, without further shareholder approval, to issue additional shares from time to time in sales for cash, acquisitions, option or other incentive plans, stock splits, stock dividends or similar occurrences. The issuance of additional Common Shares through stock dividends or splits will not affect the percentage ownership of shareholders. Issuance for stock options and other benefit plans and for acquisitions would affect the percentage of stock ownership, but their effect upon earnings per share would depend upon the earnings realized from the cash received or business acquired in such stock issuances. There are no plans, understandings or arrangements calling for issuances of Common Shares by the Company other than those discussed above.

     The Board of Directors has approved the amendment to the Restated and Amended Articles of Incorporation to increase total authorized Common Shares to 45,000,000 and recommends a vote in favor of this proposal. The affirmative vote of the holders of two-thirds of the outstanding Common Shares is required for approval of this amendment. The failure to vote, abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote FOR amendment to Article Four of the Restated and Amended Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 45,000,000.

                   Ratification of Appointment of Accountants
                   ------------------------------------------

     The Audit Committee of the Board of Directors appointed PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 1999. PricewaterhouseCoopers has been the independent accounting firm for the Company since 1996. Although not required by law, the Board of Directors is seeking shareholder ratification of this selection. The affirmative vote of a majority of shares voting at the Annual Meeting is required for ratification. If ratification is not obtained, the Board of Directors intends to continue the employment of PricewaterhouseCoopers at least through 1999. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

The   Board  of   Directors   recommends   a  vote  FOR  the   ratification   of
PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ending December 31, 1999.

                                  Other Matters
                                  -------------

     The Board knows of no other matters which will be presented at the Annual Meeting. If however, any other matter is properly presented at the Annual Meeting it will require the affirmative vote of a majority of shares voting for approval.


Compliance With Section 16(a) of the Exchange Act
-------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely upon its review of reports received by it, or upon written representation from certain reporting persons that no reports were required, the Company believes that during 1998 all filing requirements were met.

Voting by Proxy
---------------

     All proxy cards properly signed will, unless a different choice is indicated, be voted "FOR" election of all nominees for directors proposed by the Board of Directors, "FOR" the proposed amendment to the Restated and Amended Articles of Incorporation increasing the authorized shares of Common Stock from 15,000,000 to 45,000,000, and "FOR" ratification of the selection of independent public accountants.

     If any other matters come before the Annual Meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Shareholder Proposals
---------------------

     Shareholders who desire to have proposals included in the notice for the Annual Meeting of Shareholders to be held in the Spring of 2000 must submit their proposals in writing to the Company, Attention Julie G. Lerner, Investor Relations, 700 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202. The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. For notice to be deemed adequate for the 2000 Annual Shareholders' Meeting, it must be received prior to February 27, 2000. If there is a change in the anticipated date of next year's Annual Shareholders' Meeting or in the notice deadline by more than 30 days, we will notify you of this change through our Form 10-Q filings.


April 13, 1999

                            Kendle International Inc.
                                 700 Carew Tower
                                 441 Vine Street
                             Cincinnati, Ohio 45202




           The undersigned hereby appoints Paul F. Ritter and Anthony L. Forcellini, or either of them, proxies of the undersigned, each with the power of substitution, to vote all shares
PROXY      of Common Stock which the undersigned would be entitled to vote
FOR        on the matters specified below and in their discretion with respect
ANNUAL     to such other business as may properly come before the Annual Meeting
MEETING of Shareholders of Kendle International Inc. to be held on May 20, 1999 at 10:00 A.M. Eastern Time at The Media Center, RiverCenter Tower Offices, 50 East RiverCenter Boulevard, Covington, Kentucky or at any adjournment of such Annual Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

Authority to elect as directors the following seven (7) nominees:

Candace Kendle, Philip E. Beekman, Christopher C. Bergen, Robert R. Buck, Timothy M. Mooney, Mary Beth Price AND Charles A. Sanders

                        ____ FOR ____ WITHHOLD AUTHORITY

WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD


                       -----------------------------------

To amend the Restated and Amended Articles of Incorporation to increase the number of authorized shares of Common Stock.

                      ____ FOR _______ AGAINST ____ ABSTAIN

Ratify and approve the appointment of PricewaterhouseCoopers LLP as independent public accountants for 1999.

                      ____ FOR _______ AGAINST ____ ABSTAIN

THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.

        (This proxy is continued and is to be signed on the reverse side)

                                            The undersigned hereby  acknowledges
                                            receipt  of  the  Notice  of  Annual
                                            Meeting of Shareholders  dated April
                                            13,  1999  and the  Proxy  Statement
                                            furnished   therewith.   Any   proxy
                                            heretofore given to vote said shares
                                            is hereby revoked.




                                            PLEASE DATE, SIGN AND RETURN
                                            PROMPTLY IN THE ENCLOSED ENVELOPE.



Dated:  ____________ __, 1999





                                            ------------------------------------
                                            (Signature)



                                            ------------------------------------
                                            (Signature)

                                            (Important:  Please sign exactly  as
                                            name appears hereon indicating,
                                            where proper, official position or
                                            representative capacity. In the case
                                            of joint holders, all should sign.)